UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 17, 2012

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 17, 2012, the Audit Committee of the Board of Directors of Avantair, Inc. (“the Company”), in conjunction with the Company’s management, concluded that the Company’s previously filed consolidated financial statements and other financial information, the reports of its independent registered public accounting firm regarding the audits of its financial statements and internal control over financial reporting, as contained in its Annual Reports on Form 10-K for the fiscal year ended June 30, 2011, and its condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and 2011, December 31, 2011 and 2010, and September 30, 2011 and 2010, (collectively, the “Financial Statements”) should no longer be relied upon and such Financial Statements should be restated.

During fiscal year 2012, the Company assembled a new finance department leadership team (the “Finance Team”) with broad public company finance and accounting experience to support the Company’s changing financial reporting needs going forward. In connection with the fiscal year 2012 year-end close, the Finance Team reviewed all account reconciliations and controls to assess accuracy and completeness of the financial statements and related control environment. During this process, various errors were uncovered. The Company’s management believes the following factors are relevant and should be considered in conjunction with the information discussing the errors that were identified in the Company’s Financial Statements:

•	There was no impact to the Company’s previously reported cash and cash equivalents or net cash flows.

•

The most significant item, which has no impact to income (loss) from operations, relates to presentation on the statement of operations and is only a reclassification between revenues and operating expenses.

•	The items outlined below did not change net income into a net loss.

•	There is no impact to prior or future billings to program participants.

•	There is no pattern of understating expenses as some of the items below overstate expenses, while others understate expenses.

•	The impact of the items below to income (loss) from operations, primarily relates to fiscal year 2011, and the impact to fiscal year 2012 quarters was insignificant.

•	The impact of the corrections to the balance sheet are less than 2% of total assets and less than 1% of total liabilities for any period shown.

•

In addition to the above, the Company believes these errors will not have an impact on its financial position in light of qualitative aspects such as its stock price, average daily trading volume, lack of providing guidance and the fact that the Company is not required to satisfy any financial covenants for any of its debt.

The following reflects a summary of the errors identified:

•

Although there is no impact to income (loss) from operations during any periods, billings to program participants for flight activity and other ancillary fees that were previously classified as offsets to cost of fuel and cost of flight operations should have been recognized as revenue based on the Company’s examination of Accounting Standards Codification (“ASC”) 605-45 “Revenue Recognition – Principal Agent Considerations” (“ASC 605-45”). Accordingly, the Company will, in its restated consolidated financial statements, report these billings to program participants in flight activity and other ancillary billings (included in revenue), and the related costs in cost of fuel and cost of flight operations. The approximate impact is as follows:

					Year
	Quarter Ended				Ended	Quarter Ended
(in millions)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012
Flight activity and other ancillary billings understated (inc. statement)	3.3	3.3	3.8	4.3	14.7	4.8	4.6	5.6
Cost of fuel understated (inc. statement)	2.7	2.7	3.1	3.7	12.2	4.0	3.8	4.6
Cost of flight operations understated (inc. statement)	0.6	0.6	0.7	0.6	2.5	0.8	0.8	1.0
Income (loss) from operations (no impact) (inc. statement)	—	—	—	—	—	—	—	—

•

Fuel expense was understated and correspondingly prepaid fuel (included in prepaid expenses and other current assets on the consolidated balance sheet) was overstated due to use of incomplete information for credit card fuel purchases and recording accruals for fuel invoices. The approximate impact is as follows:

					Year
	Quarter Ended				Ended	Quarter Ended
(in millions)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012
Cost of fuel understated (inc. statement)	0.1	—	0.6	0.8	1.5	0.5	—	—
Prepaid fuel overstated (bal. sheet)	(0.4)	(0.5)	(1.0)	(1.8)	(1.8)	(2.2)	(2.3)	(2.3)

As of June 30, 2010, prepaid fuel was overstated and the beginning balance for the accumulated deficit was understated by $0.3 million.

•	Accounts payable and cost of flight operations were overstated as a result of accruals not being reversed. The approximate impact is as follows:

					Year
	Quarter Ended				Ended	Quarter Ended
(in millions)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012
Accounts payable overstated (bal. sheet)	(0.2)	(0.3)	(0.3)	(0.5)	(0.5)	(0.7)	(0.8)	(0.8)
Cost of flight operations overstated (inc. statement)	—	(0.1)	—	(0.1)	(0.2)	(0.2)	(0.1)	—

As of June 30, 2010, accounts payable was overstated and the beginning balance for the accumulated deficit was overstated by $0.2 million.

•

Property and equipment was understated and other assets were overstated as costs incurred for engine overhauls and other refurbishments on core aircraft were included in other assets. These costs should have been classified as property and equipment. In addition, the amounts in other assets were being amortized to cost of flight operations and should have been depreciated in property and equipment. The approximate impact is as follows:

					Year
	Quarter Ended				Ended	Quarter Ended
(in millions)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012
Property and equipment understated (bal. sheet)	0.1	0.1	0.1	0.2	0.2	0.8	1.0	1.6
Other assets overstated (bal. sheet)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.8)	(1.0)	(1.6)
Cost of flight operations overstated (inc. statement)	—	—	—	—	—	—	(0.1)	(0.1)
Depreciation understated (inc. statement)	—	—	—	—	—	—	0.1	0.1

The Company is evaluating the impact of the errors identified above relative to its internal control over financial reporting and disclosure controls.

The Company has concluded, and Securities and Exchange Commission indicated that it will not object to the Company’s proposal, that the effects of the restatement of the Financial Statements will be reflected in its 2012 Annual Report on Form 10-K, for the year ended June 30, 2012, expected to be filed by September 28, 2012.

The Audit Committee of the Board of Directors of the Company discussed the matters disclosed in this Item 4.02(a) with its independent registered public accounting firm.

Additional information regarding the foregoing is also contained in the letter attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

99.1	Non-Reliance letter from JH Cohn, dated September 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: September 21, 2012	By:	/s/ Carla Stucky
Carla Stucky

Chief Financial Officer (Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Non-Reliance letter from JH Cohn, dated September 21, 2012.